                                                                    EXHIBIT 23.3

[ZARITSKY PENNY LOGO]

                              ACCOUNTANTS' CONSENT

The Board of Directors

Med-Emerg International Inc.

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the final prospectus.

                                          /s/ Zaritsky Penny

                                          Chartered Accountants

                                          London, Ontario


                                          February 11, 1998